UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2013 (December 17, 2013)

Sprint Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-04721	46-1170005
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6200 Sprint Parkway
Overland Park, Kansas 66251
(Address of Principal Executive Offices, Including Zip Code)

(855) 848-3280 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2013, Paul W. Schieber, Jr., Vice President, Access and Roaming Planning of Sprint Corporation ("Sprint"), was appointed Vice President, Controller. As a result of this appointment, Mr. Schieber is now Sprint’s principal accounting officer and Ryan H. Siurek, formerly Sprint’s principal accounting officer, will serve as Sprint’s Vice President, Finance - Enterprise Solutions.

Mr. Schieber, 55, previously served in various positions at Sprint since 1991. Most recently he served as Vice President, Access and Roaming Planning, where he was responsible for managing Sprint's roaming costs as well as its wireless and wireline access costs. Prior to that, Mr. Schieber held various leadership roles in Sprint’s Finance organization including heading up Sprint’s internal audit function as well as serving in various Vice President-Finance roles. He was also a director in Sprint’s Tax department and a director on its Mergers and Acquisitions team. Before joining Sprint, Mr. Schieber was a senior manager with public accounting firm Ernst & Young, where he worked as an auditor and a tax consultant. In addition, he served as corporate controller for a small publicly held company.

Sprint will enter into an indemnity agreement with Mr. Schieber in the form entered into with other officers of Sprint (filed as Exhibit 10.2 to the Sprint’s Current Report on Form 8-K filed on July 11, 2013).

Item 5.08 Shareholder Director Nominations

On December 17, 2013, the Board of Directors (the "Board") of Sprint set August 6, 2014 as the date for its 2014 Annual Meeting of Stockholders (the "Annual Meeting"). Because Sprint did not hold an annual meeting in 2013, it is providing the due date for the submission of any qualified stockholder proposal or qualified stockholder nominations under the rules of the Securities and Exchange Commission (the "SEC") in this Form 8-K. Any stockholder proposal or nomination, including any notice on Schedule 14N, intended to be considered for inclusion in Sprint’s proxy materials for the Annual Meeting, must be received by Sprint at its principal executive offices by no later than February 27, 2014 and directed to the attention of the Corporate Secretary. Stockholder proposals intended to be considered for inclusion in Sprint’s proxy materials for the 2014 Annual Meeting of Stockholders must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013	Sprint Corporation
By: /s/ Timothy P. O’Grady Timothy P. O’Grady, Assistant Secretary